UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                             AFP Imaging Corporation
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                             AFP Imaging Corporation

                    Notice of Annual Meeting of Shareholders
                                December 12, 2005


To the Shareholders of
 AFP Imaging Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Shareholders of AFP Imaging Corporation (the "Company") will be held at the offices of the Company, located at 250 Clearbrook Road, Elmsford, New York, on Monday, December 12, 2005, commencing at 9:00 a.m. (local time), for the following purposes:

1. To elect four persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office; and

2. To consider and act upon any other proposal as may properly come before the Annual Meeting.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice, to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on October 31, 2005 will be entitled to vote at the Annual Meeting. You are requested to sign, date and return the enclosed proxy card at your earliest convenience in order that your shares may be voted for you as specified.


                                             By Order of the Board of Directors,


                                             David Vozick, Secretary

November 14, 2005
Elmsford, New York


              Each shareholder is urged to complete, date, sign and
                return the accompanying proxy card to assure that
                     the shareholder's vote will be counted.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                             AFP Imaging Corporation
                               250 Clearbrook Road
                            Elmsford, New York 10523

                                 Proxy Statement
                         Annual Meeting of Shareholders
                                December 12, 2005

The 2005 Annual Meeting of Shareholders of AFP Imaging Corporation, a New York corporation, will be held on Monday, December 12, 2005, at our offices, located at 250 Clearbrook Road, Elmsford, New York, commencing at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement is being furnished in connection with the solicitation of proxies by and on behalf of our board of directors for use at the annual meeting, and at any adjournments and postponements of the annual meeting. We will bear the entire costs of such solicitation. The approximate date on which this proxy statement and the enclosed proxy card are being first mailed to our shareholders is November 14, 2005.

If the proxy card in the accompanying form is duly completed, executed, dated and returned, the shares represented by such proxy card will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing a proxy card may revoke it prior to its use. You are directed to the section entitled "Procedure for Voting by Proxy" for further information concerning a shareholder's ability to vote by proxy and to revoke a proxy once given.

Throughout this proxy statement, the terms "we," "us," "our" and "our company" refers to AFP Imaging Corporation and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and "you" and "your" refers to the shareholders of our company.

Record Date

We have established October 31, 2005 as the record date for the annual meeting. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the annual meeting. Our common stock currently is the only class of our securities entitled to be voted at the annual meeting. A list of shareholders entitled to vote at the annual meeting will be available for examination by any shareholder, for any purpose relating to the annual meeting, at our executive offices during ordinary business hours for the ten days immediately prior to the annual meeting. The shareholder list also will be available for examination at the annual meeting.

Proposals to be Considered at the Meeting

You will be asked to consider and vote at the annual meeting on the matters listed in the accompanying Notice of Annual Meeting of Shareholders and described in this proxy statement.

We do not expect that any other matter will be brought before the annual meeting. If, however, other matters are properly presented, the individuals named on your proxy card will vote on these other matters in accordance with their judgment and to the extent permitted by applicable law.

Vote Required to Approve the Proposals

Holders of our common stock are entitled to one vote per share on each of the proposals scheduled for vote at the annual meeting. We had 9,568,217 issued and outstanding shares of our common stock as of the record date. Accordingly, there are 9,568,217 votes eligible to be cast at the annual meeting.

The election of directors (proposal number 1) is by a plurality of votes cast.

Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy card to the brokers, so called "broker non-votes," those votes will not be included in the vote totals for purposes of determining whether proposals have received the requisite number of affirmative votes cast. Abstentions and broker non-votes, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

Our directors, director-nominees and executive officers control approximately 36.9% of the voting power entitled to be cast at the annual meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the director-nominees and company proposals being considered at the annual meeting.

Quorum

We must have a quorum in order to carry on business at the annual meeting. Under our bylaws, as amended through the record date, we must have present, in person or by proxy, holders of at least a majority of the entire number of votes entitled to be cast at the annual meeting in order for a quorum to exist. Accordingly, we must have present, in person or by proxy, holders owning of record at least 4,784,109 shares of our common stock in order for any business to be conducted at the annual meeting. Abstentions and broker non-votes will count for quorum purposes.

Procedure for Voting by Proxy

A form of proxy card is enclosed for your use. To vote without attending the annual meeting in person, you should complete, sign, date and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

If you properly fill in your proxy card in the accompanying form and send it to us in time to be voted, your shares will be voted as you have directed on the proxy card, subject to any applicable voting or irrevocable proxy agreements to which you may be a party. If you sign the proxy card, but do not make specific choices, the individuals named on your proxy card will vote your shares FOR approval of each of the company proposals scheduled for vote at the annual meeting.

You can still vote in person at the annual meeting, even if you have completed and returned a proxy card. You may revoke your proxy at any time before it is voted by:
o    submitting a new proxy with a later date;
o    by voting in person at the annual meeting; or
o    by filing with our corporate secretary a written revocation of the proxy.

Attendance at the annual meeting will not of itself constitute revocation of a proxy. You must note your appearance with the inspector(s) of election, tell the inspector(s) that you previously granted a proxy with respect to the annual meeting, which you are revoking and request a ballot in order to personally vote at the annual meeting.

If you hold shares through a broker, you should contact your broker to determine the procedures through which you can vote your shares in person.


                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Our common stock is the only class of our voting securities presently outstanding.

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of the record date for the annual meeting by:
o each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information,
o    each of our "named executive officers" and directors, and
o    all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

The term "named executive officers" is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided in the discussion in this proxy statement concerning proposal number 1.
Except as otherwise indicated in the notes to the following table,
o we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and
o the address for each beneficial owner listed in the table is AFP Imaging Corporation, 250 Clearbrook Road, Elmsford, New York 10523.

                                                                   Amount and Nature of      Percentage of
Name and Address of Shareholder                                    Beneficial Ownership    Outstanding Shares
-------------------------------                                    --------------------    ------------------
David Vozick (1)..................................................     1,526,603 (2)              15.7
Donald Rabinovitch (3)............................................     1,407,803 (4)              14.4
Robert A. Blatt (5) ..............................................       800,963 (6)               8.3
Jack Becker (7)...................................................       142,522 (8)               1.5
Elise Nissen (9)..................................................       134,000 (10)              1.4
Aida McKinney (11)................................................       114,500 (12)              1.2
Roberto Molteni (13)..............................................       100,000 (14)              1.0

All executive officers and directors as a group (seven persons)        4,226,391 (15)             41.2

----------
(1) Mr. Vozick is our chairman of the board, co-chief executive officer, secretary and treasurer.
(2) Includes (a) 180,000 shares which are issuable upon exercise of options granted to Mr. Vozick, which shares are exercisable within the 60 days following the date of this proxy statement and (b) 140,000 shares of our common stock owned of record by Mr. Vozick's family foundation, of which Mr. Vozick has shared voting and dispositive powers with his spouse. Mr. Vozick disclaims beneficial ownership to the shares owned by Mr. Vozick's family foundation.
(3) Mr. Rabinovitch is our president, co-chief executive officer and one of our directors.
(4) Includes (a) 180,000 shares which are issuable upon exercise of options granted to Mr. Rabinovitch, which shares are exercisable within the 60 days following the date of this proxy statement and (b) 125,000 shares of our common stock owned of record by Mr. Rabinovitch's family foundation, of which Mr. Rabinovitch has shared voting and dispositive powers with his spouse. Mr. Rabinovitch disclaims beneficial ownership to the shares owned by Mr. Rabinovitch's family foundation.
(5) Mr. Blatt is one of our directors. The address for Mr. Blatt is 1890 Palmer Avenue, Larchmont, New York 10538.
(6) Includes 97,000 shares which are issuable upon exercise of options granted to Mr. Blatt, which shares are exercisable within the 60 days following the date of this proxy statement.
(7) Mr. Becker is one of our directors. The address for Mr. Becker c/o Snow Becker Krauss P.C., 605 Third Avenue, New York, New York 10158.
(8) Includes (a) 25,000 shares owned of record by Snow Becker Krauss P.C., a law firm which acts as our outside general counsel and of which Mr. Becker is a principal, and (b) 110,500 shares of our common stock issuable upon exercise of options granted to Mr. Becker, which shares are exercisable within the 60 days following the date of this proxy statement
(9)  Ms. Nissen is our chief financial officer.
(10) Includes 15,000 shares which are issuable upon exercise of options granted to Ms. Nissen, which shares are exercisable within the 60 days following the date of this proxy statement.
(11) Ms. McKinney is our vice-president of administration.
(12) Includes 15,000 shares of our common stock issuable upon exercise of options granted to Ms. McKinney, which shares are exercisable within the 60 days following the date of this proxy statement.
(13) Dr. Molteni is our executive vice-president of technology.
(14) Includes 100,000 shares of our common stock issuable upon exercise of options granted to Dr. Molteni, which shares are exercisable within the 60 days following the date of this proxy statement.
(15) Includes those shares beneficially owned by our current executive officers and directors, as set forth in notes (2), (4), (6), (8), (10), (12) and
     (14).


                                PROPOSAL NUMBER 1
                              ELECTION OF DIRECTORS

Director - Nominees for the 2005 Annual Meeting

Four individuals are to be elected as directors of our company at the annual meeting, each to hold office until the next annual meeting of shareholders, unless he shall resign, become disqualified, disabled or shall otherwise be removed from office. The independent directors, as such term is defined in the Marketplace Rules of the Nasdaq Stock Market, of our board of directors have nominated each of the following persons for election as directors at the annual meeting:

                    Robert A. Blatt               Jack Becker
                    Donald Rabinovitch            David Vozick
Shares represented by executed proxy cards in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of each of the above-stated nominees, unless such nominee shall be unavailable, in which case such shares will be voted for the substitute nominee designated by our board of directors. Our board of directors has no reason to believe that any of these nominees will be unavailable or, if elected, will decline to serve. Only a plurality of votes cast are necessary for the election of the directors.

Our board of directors has not established a nominating committee, nor did it adopt a nominating committee charter. Our board believes that its size negates the need for establishing a separate nominating committee. However, all of our board's nominees for election as directors of our company are approved by our directors who meet the definition of "independent" under the Marketplace Rules of The Nasdaq Stock Market. Those independent directors consist of Jack Becker and Robert A. Blatt.

Our independent directors will consider recommendations for election as directors submitted by our shareholders. These recommendations will be discussed at board meetings and appropriate candidates will be invited to meet with our independent directors and entire board to discuss their qualifications for serving on our board. Our board has not established minimum qualifications for candidates recommended by our shareholders. Any determination to include a shareholder-recommended candidate as a board nominee remains a subjective determination to be made by our independent directors

Information Concerning Director-Nominees and Executive Officers

Set forth below is a brief description of the background of each of the director-nominees, based on information provided to us by them.

                               Principal Positions and                                                     Director
Name                   Age     Offices with our Company                                                      Since
----                   ---     ------------------------                                                      -----
Robert A. Blatt        65      Director                                                                      1995
Jack Becker            70      Director                                                                      1997
Aida McKinney          49      Vice-President of Administration                                               N/A
Robert Molteni         55      Executive Vice-President of Technology                                         N/A
Elise Nissen           51      Chief Financial Officer                                                        N/A
Donald Rabinovitch     59      President, Co-Chief Executive Officer                                         1978
David Vozick           65      Chairman of the Board, Co-Chief Executive Officer, Secretary and Treasurer    1978

Robert A. Blatt is the chairman and majority owner of CRC Group, Inc., a developer, owner and operator of commercial real estate. Mr. Blatt has been a member (seat-holder) of the New York Stock Exchange, Inc. since 1985. Mr. Blatt is a director, vice-president and chairman of the finance committee of MTR Gaming Group, Inc., a Nasdaq-listed company (NASDAQ: MNTG). Mr. Blatt is the chief executive officer and managing member of New England National, LLC, an entity which filed a voluntary petition under Chapter 11 of the federal bankruptcy laws (District of Connecticut) in August 2002. Mr. Blatt has indicated to us that this bankruptcy filing was necessitated by a court's upholding the imposition of real estate taxes at rates applicable to golf courses, rather than vacant land, for periods prior to the entity's development of the property. He is a member of the State Bar of California.

Jack Becker has been a practicing attorney in New York State since 1960 and is a principal of Snow Becker Krauss P.C., our outside general counsel. He has served since 1969 as a director of Paxar Corporation, a New York Stock Exchange-listed company (NYSE: PXR), providing value-added identification and tracking solutions to retailers, apparel manufacturers and selected markets.

Aida McKinney has served as our vice president of administration since 1986. From 1980 to 1986, she served as our administrative manager.

Roberto Molteni has served as our executive vice-president of technology since 2005. From 1998 to 2005, he was Director, Research and Development at Gendex Dental Systems.

Elise Nissen has served as our chief financial officer since 1997. From 1982 to 1997, she served as our vice president of finance and controller.

Donald Rabinovitch has served as our president and co-chief executive officer, as well as one of our directors, since our formation in 1978. He was one of our original co-founders. Mr. Rabinovitch is a cousin of David Vozick.

David Vozick has served as chairman of our board of directors, secretary, treasurer and co-chief executive officer, as well as one of our directors, since our formation in 1978. He was one of our original co-founders. Mr. Vozick is a cousin of Donald Rabinovitch.

Director Compensation

We compensate our non-employee directors on a per meeting basis. We do not compensate our employee-directors in their capacities as directors. Accordingly, our non-employee directors, Robert Blatt and Jack Becker, each receive compensation based on each meeting of our board of directors that they attend. We compensate each of our non-employee directors with the payment of $4,000 and the grant of a ten-year option to purchase 5,000 shares of our common stock for each board meeting attended, with a mandatory requirement of four meetings per year. The exercise price of such options is equal to the closing price of our common stock on the date of the attended meeting. For our fiscal year ended June 30, 2005, we paid each of Messrs. Blatt and Becker $16,000 and granted each of them options to purchase an aggregate of 20,000 shares of our common stock.

We also reimburse our directors for their reasonable expenses that they may incur for our benefit.

We also refer you to the subsections entitled "Executive Compensation" and "Certain Relationships and Transactions" for additional information concerning other compensation we have paid, or have agreed to pay, to certain of our directors in consideration for other services performed, or to be performed, on our behalf.

Committees of Our Board of Directors

Our board of directors has not established standing audit, nominating or compensation committees, nor committees performing similar functions, to assist it in the discharge of the board's duties.

Shareholder Communications

Shareholders wishing to communicate to our board, other than to submit proposals for action at meetings of our shareholders pursuant to SEC Rule 14a-8, should do so in writing, addressed to David Vozick, c/o AFP Imaging Corporation, 250 Clearbrook Road, Elmsford, New York 10523. The envelope delivering such written communications should be marked "Shareholder Communication."

Meetings of the Board of Directors

Our board of directors held six formal meetings and acted one time by written consent during our fiscal year ended June 30, 2005. Each member of our board of directors attended all meetings of our board held during our fiscal year ended June 30, 2005, except for Mr. Blatt who was unable to attend one meeting.

Our board has not established any procedure with respect to director attendance at our annual meetings of shareholders. All of our directors were present at our annual meeting of shareholders held on December 10, 2004.

Report of the Board of Directors on our Audited Financial Statements

This report of the audit committee of our board of directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report by reference in such other filings.

We do not have an audit committee of our board of directors. We believe that each member of our board has the expertise and experience to adequately serve our shareholders' interests while serving as directors.

We note that management is responsible for the preparation and integrity of our financial statements, as well as establishing appropriate internal controls and the financial reporting processes. Goldstein Golub Kessler LLP is responsible for performing an independent audit of our financial statements and issuing a report on such financial statements. A director's responsibility is to monitor and oversee these processes.

We reviewed the audited financial statements of our company for the year ended June 30, 2005 and met with both management and the independent auditors, separately and together, to discuss such financial statements. Our non-employee directors also were given the opportunity to meet separately with the independent auditors. Management and the auditors have represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. We also received written disclosures and a letter from our auditors regarding their independence from us, as required by Independence Standards Board Standard No. 1 and discussed with the auditors such auditors' independence with respect to all services that it rendered to us. We also discussed with the auditors any matters required to be discussed by Statement on Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. Based upon these reviews and discussions, we authorized and directed that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2005.

Respectfully submitted,

Robert A. Blatt       Jack Becker
Donald Rabinovitch    David Vozick

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our fiscal year ended June 30, 2005, except for the original Form 3 and initial Form 4 for Roberto Molteni, which reports were not timely filed.

Executive Compensation

The following table sets forth, with respect to our fiscal years ended June 30, 2005, 2004 and 2003, all compensation earned, whether paid or otherwise accrued, by those persons serving as our co-chief executive officers during our 2005 fiscal year and our other officers who were serving as executive officers of our company as of the close of business on June 30, 2005 and whose total annual salary and bonus earned during the twelve months ended June 30, 2005 exceeded $100,000.

                                                 Summary Compensation Table
                                                                                                   Long-Term
                                                                                                  Compensation
                                                                     Annual Compensation             Awards
                                                         --------------------------------------  --------------
                                             Fiscal                                                Securities
        Name and Principal                 Year Ended                            Other Annual      Underlying
             Position                        June 30,      Salary       Bonus    Compensation        Options
----------------------------------------   ----------    ----------   ---------  --------------  --------------
David Vozick, Chairman of the Board,          2005       $ 275,000    $ 55,000    $ 21,281 (1)            0
 Co- Chief Executive Officer, Secretary       2004         246,299      50,000       9,682 (1)       30,000 (2)
 and Treasurer                                2003         278,464           0      52,329 (1)            0

Donald Rabinovitch, Co-Chief Executive        2005       $ 275,000    $ 55,000    $ 23,787 (1)            0
 Officer and President                        2004         246,299      50,000      11,183 (1)       30,000 (2)
                                              2003         278,464           0       7,055 (1)            0

Elise Nissen, Chief Financial Officer         2005       $ 123,200    $ 20,000       5,183 (1)            0
                                              2004         121,908      20,000           0           15,000 (3)
                                              2003         112,000           0           0                0

Aida McKinney, Vice-President of              2005       $ 108,000   $  20,000       7,364 (1)            0
 Administration                               2004         106,770      20,000           0           15,000 (3)
                                              2003          98,000           0           0                0
------------

(1) Represents premiums we paid on life and/or disability insurance policies, which the named executive officer has the right to name the beneficiaries and automobile expense allowances.
(2) Represents an option to purchase 30,000 shares of our common stock at an exercise price of $1.265 per share granted in May 2004.
(3) Represents an option to purchase 15,000 shares of our common stock at an exercise price of $1.15 per share granted in May 2004.

Option Grants in Last Fiscal Year

There were no stock options granted during our fiscal year ended June 30, 2005 to any of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proxy statement.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
Values

The following table sets forth:
|X| The named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proxy statement who exercised their options during our fiscal year ended June 30, 2005,
|X| the total number of unexercised options held, as of June 30, 2005, by each of the named executive officers, separately identified between those exercisable and those not exercisable, and
|X| the aggregate value of in-the-money, unexercised options held, as of June 30, 2005, by each of the named executive officers, separately identified between those exercisable and those not exercisable.

                          Shares
                          Acquired on    Value          Number of Unexercised         Value of Unexercised In-the-
                          Exercise (#)   Realized ($)   Options as of June 30, 2005   Money Options as of June 30, 2005
                          ------------   ------------   ---------------------------   ---------------------------------
                                                        Exercisable   Unexercisable   Exercisable         Unexercisable
                                                        -----------   -------------   -----------         -------------
David Vozick............             0              0       180,000               0      $293,550                     0
Donald Rabinovitch......             0              0       180,000               0       293,550                     0
Elise Nissen............        45,000        $43,650        89,000               0       141,900                     0
Aida McKinney...........        45,000         43,650        69,500               0       108,263                     0

The value realized on shares acquired on exercise is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of such shares as of August 24, 2004 (the date of exercise) of $1.28 per share.

The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of June 30, 2005 of $2.10 per share.

Our Stock Plans and Other Outstanding Options and Warrants

We currently have outstanding options granted under three stock plans, our 1995 Stock Option Plan, our 1999 Incentive Stock Option Plan and our 2004 Equity Incentive Plan. There were 377,900 shares of our common stock issuable upon exercise of outstanding options granted under the 1995 plan, 420,000 shares issuable upon exercise of outstanding options granted under the 1999 plan, and zero shares issuable upon exercise of outstanding options granted under the 2004 plan, each as of the record date for the annual meeting. The 1995 plan has available for issuance 504,000 shares of our common stock and expires in December 2005, our 1999 plan has available for issuance 500 shares of our common stock, and our 2004 plan has available 600,000 shares of our common stock, in addition to the shares underlying options outstanding as of the record date for the annual meeting.

The following tables set forth, as of June 30, 2005:
o the number of shares of our common stock issuable upon exercise of outstanding options, warrants and rights, separately identified by those granted under equity incentive plans approved by our shareholders and those granted under plans, including individual compensation contracts, not approved by our shareholders (column A),
o the weighted average exercise price of such options, warrants and rights, also as separately identified (column B), and
o the number of shares remaining available for future issuance under such plans, other than those shares issuable upon exercise of outstanding options, warrants and rights (column C).

                                   Column A                Column B                   Column C
                                   --------                --------                   --------
                                   Number of                                     Number of shares
                              shares to be issued      Weighted average       remaining available for
                               upon exercise of       exercise price of     future issuance under equity
                              outstanding options,   outstanding options    compensation plans (excluding
                              warrants and rights    warrants and rights    shares reflected in column A)
                             ---------------------  ---------------------  ------------------------------
Equity incentive plans
 approved by shareholders           948,400                 $ 0.76                     1,114,500
Equity incentive plans not
 approved by shareholders                 0                    N/A                             0
Totals                              948,400                 $ 0.76                     1,144,500

The table does not include 100,000 shares underlying warrants we issued to our lender in connection with the establishment of our revolving credit facility in September 2001.

Performance Graph

The following graph sets forth the annual changes for the five-year period indicated in a theoretical cumulative total shareholder return of an investment of $100 in our common stock and each comparison indices, assuming reinvestment of dividends, if any.

AFP Imaging -NASB

                                           Cumulative Total Return
                             ---------------------------------------------------
                              6/00     6/01     6/02     6/03     6/04     6/05


AFP IMAGING CORPORATION      100.00    70.64    37.53    37.53   331.13   463.58
NASDAQ STOCK MARKET (U.S.)   100.00    55.50    37.13    31.63    43.05    43.54
NEW PEER GROUP               100.00   162.55   197.60   230.35   289.24   328.07
OLD PEER GROUP               100.00   151.86   200.93   211.94   296.62   339.55

The new peer group is comprised of Biolase Technology, Inc., Del Global Technologies Corporation, Dentsply International Inc., Milestone Scientific Inc., Henry Schein Inc., and Schick Technology. The old peer group did not include Del Global Technologies Corporation and Schick Technology, and included Patterson Companies, Inc. Management believes the new peer group is more representative of public entities having distribution channels similar to us.

Compensation Committee Interlocks and Insider Participation

Our board of directors does not have a compensation committee. Executive compensation, including compensation for our co-chief executive officers, is determined by our board in its entirety, based on each executive's responsibilities and the executive compensation philosophy determined by our board. Donald Rabinovitch and David Vozick, our co-chief executive offices who each serve on our board, participated in the deliberations of our board concerning executive officer compensation. None of our executive officers served at any time during our fiscal year ended June 30, 2005, on the board of directors or compensation committee (or committee performing equivalent functions) of any other entity one of whose executive officers served on our board.

Report of the Board of Directors on Executive Compensation

Executive Compensation

Our executive compensation philosophy is to provide competitive levels of compensation by recognizing the need for multi-discipline management responsibilities, achievement of our company's overall performance goals, individual initiative and achievement, and allowing our company to attract and retain management with the skills critical to its long-term success. Management compensation is intended to be set at levels that we believe is consistent with that provided in comparable companies. Our company's compensation programs are designed to motivate executive officers to meet annual corporate performance goals and to enhance long-term stockholder value. Our company's executive compensation has four major components: base salary, performance incentive, incentive stock options and other compensation.

Executive Base Salaries
-----------------------

Base salaries are determined by evaluating the various responsibilities for the position held, the experience of the individual and by comparing compensation levels for similar positions at companies within our principal industry. We review our executives' base salaries and determine increases based upon an officer's contribution to corporate performance, current economic trends, and competitive market conditions.

Performance Incentives
----------------------

We utilize performance incentives based upon criteria relating to performance in special projects undertaken during the past fiscal year, contribution to the development of new products, marketing strategies, manufacturing efficiencies, revenues, income and other operating goals to augment the base salaries received by executive officers.

Incentive Stock Options
-----------------------

Our company uses incentive stock options granted under its stock option plans as a means to attract, retain and encourage management and to align the interests of executive officers with the long-term interest of our company's shareholders. Incentive stock options are typically granted at the commencement of employment of key personnel and have been augmented by subsequent periodical grants. All of our company's stock option plans have been approved by our shareholders.

Benefits and Other Compensation
-------------------------------

Our company offers life, health and disability benefits to its executive officers, which is similar to the benefits offered to all of its employees. Our company also provides supplemental life and/or disability insurance coverage as well as an automobile expense allowance to its senior executive officers as additional compensation.

Retirement and Post Retirement Benefits

Our company does not offer a post-retirement health plan to its executive officers or employees. However, our company does offer a Section 401(k) retirement savings plan to its executive officers, which is the same plan offered to all of its employees. Our company maintains a profit sharing plan and trust pursuant to which participants receive certain benefits upon retirement, death, and disability and, to a limited extent, upon termination of employment for other reasons. Allocation among participants' interests, including officers and directors who are employees, is in accordance with current Internal Revenue Service regulations. The aggregate amount contributed by our company each fiscal year is determined by us following a review of the operating results and other financial information with respect to such fiscal year. The defined contribution plan requires no minimum contribution by our company. Our company contributed an aggregate of $63,550 and $60,000 to the savings plan for our fiscal years ended June 30, 2005 and 2004, respectively. Our company did not contribute to the savings plan for our fiscal year ended June 30, 2003.

Respectfully submitted,
David Vozick    Donald Rabinovitch
Robert Blatt    Jack Becker

Code of Ethics

Our board of directors has established a code of ethics that applies to our principal executive, financial and accounting officer(s). A copy of our code of ethics has been made Exhibit 14 to our Quarterly Report on Form 10-Q for the quarter ended December 31, 2003. Upon the written request of a shareholder, addressed to David Vozick, Secretary, AFP Imaging Corporation, 250 Clearbrook Road, Elmsford, New York, 10523, we will provide without charge to such shareholder a copy of our code of ethics. A copy of our code of ethics can also be obtained from the SEC's EDGAR Database at www.sec.gov.

Certain Relationships and Related Transactions

One of our directors, Robert Blatt, serves as a paid consultant to our company on various business matters. In our fiscal year ended June 30, 2005, he earned $24,000 in consulting fees. We paid Snow Becker Krauss P.C., our outside general counsel, approximately $49,180 during our fiscal year ended June 30, 2005 for services rendered and reimbursements of expenses incurred on our behalf. One of our directors, Jack Becker, is a principal of Snow Becker Krauss P.C.

Recommendation of Our Board of Directors

Our board of directors recommends that shareholders vote FOR the election as directors of the board's nominees as listed above.


                             INDEPENDENT ACCOUNTANTS

Goldstein Golub Kessler LLP serves as our independent certified public accountants. Through September 30, 2005, Goldstein Golub Kessler LLP, independent registered public accounting firm, had a continuing relationship with American Express Tax & Business Services ("TBS"), from which it leased auditing staff who were full time, permanent employees of TBS and through which its partners provided non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP had no full time employees and, therefore, none of the audit services performed were provided by permanent full time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. Representatives of Goldstein Golub Kessler LLP are expected to be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services.

The following table sets forth the fees billed or incurred by our independent accountants for our fiscal years ended June 30, 2005 and 2004 for the categories of services indicated.

Category                                                     2005         2004
--------                                                  ---------    ---------
Audit fees (1)                                            $ 60,018     $ 59,703
Audit-related fees (2)                                       6,659          790
Tax fees                                                         0            0
All other fees                                                   0            0
----------
(1) Consists of fees billed or incurred for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
(2) Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in "audit fees" in this table.

In addition, we paid American Express Tax and Business Services Inc., $1,906 and $2,000 for the years ended June 30, 2005 and 2004, respectively, for tax consulting services.

Pre-Approval Policy

In addition to retaining Goldstein Golub Kessler LLP to audit our consolidated financial statements for our fiscal year ending June 30, 2006, we retained Goldstein Golub Kessler LLP to provide other auditing and advisory services to us in our 2006 fiscal year. We understand the need for Goldstein Golub Kessler LLP to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Goldstein Golub Kessler LLP, our board of directors has restricted the non-audit services that Goldstein Golub Kessler LLP may provide to us primarily to tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from Goldstein Golub Kessler LLP only when the services offered by Goldstein Golub Kessler LLP are more effective or economical than services available from other service providers.

Our board of directors also has adopted policies and procedures for pre-approving all non-audit work performed by Goldstein Golub Kessler LLP and any other accounting firms we may retain. Specifically, our board has pre-approved the use of Goldstein Golub Kessler LLP for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that we request Goldstein Golub Kessler LLP to undertake to provide assurances of accuracy on matters not required by laws or regulations. In each case, our board has also set a specific annual limit on the amount of such services which we would obtain from Goldstein Golub Kessler LLP, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the audit committee for all engagements.


                                  OTHER MATTERS

Our board of directors is not aware of any business to be presented at the annual meeting, other than the matters set forth in the notice of annual meeting and described in this proxy statement. If any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.


                            EXPENSES OF SOLICITATION

We will pay the cost of soliciting proxies for the annual meeting. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.


                              SHAREHOLDER PROPOSALS

Shareholder Proposals for Inclusion in Next Year's Proxy Statement

To be considered for inclusion in our next year's proxy statement, shareholder proposals must be received at our principal's executive offices no later than the close of business on July 15, 2006. Proposals should be addressed to David Vozick, Secretary, AFP Imaging Corporation, 250 Clearbrook Road, Elmsford, New York 10523.


Other Shareholder Proposals for Presentation at Next Year's Annual Meeting

For any proposal that is not submitted for inclusion in our next year's proxy statement, but is instead sought to be presented directly at next year's annual meeting, SEC rules will permit management to vote proxies in its discretion if we:
o receive notice of the proposal before the close of business on September 30, 2006 and advise our shareholders in our proxy statement for next year's annual meeting about the nature of the matter and how management intends to vote on such matter, or
o do not receive notice of the proposal prior to the close of business on September 30, 2006.

Notices of intention to present proposals at next year's annual meeting should be addressed to David Vozick, Secretary, AFP Imaging Corporation, 250 Clearbrook Road, Elmsford, New York 10523.

                          AVAILABILITY OF OUR FORM 10-K

We will provide without charge to any shareholder as of the record date, copies of our Annual Report on Form 10-K, upon written request delivered to David Vozick, Secretary, AFP Imaging Corporation, 250 Clearbrook Road, Elmsford, New York 10523.


                                             By order of the Board of Directors,

                                             David Vozick, Secretary

Elmsford, New York
November 14, 2005

                        ANNUAL MEETING OF SHAREHOLDERS OF

                             AFP IMAGING CORPORATION

                                December 12, 2005


                Please date, sign and mail your proxy card in the
                     envelope provided as soon as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE (x)
--------------------------------------------------------------------------------

                                                    NOMINEES:
1. Election of Directors:                           O David Vozick
                                                    O Donald Rabinovitch
( ) FOR ALL NOMINEES                                O Jack Becker
                                                    O Robert A. Blatt
( ) WITHHOLD AUTHORITY
    FOR ALL NOMINEES

( ) FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)


2. Upon such other matters, which may properly come before the meeting or any adjournment or adjournments thereof.


THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS NOMINATED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE ANNUAL MEETING.

A majority of such attorneys or substitutes as shall be present and shall act at said Annual Meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact, hereunder.


To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that       |_|
changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder  __________________Date:__________
Signature of Shareholder  __________________Date:__________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                            THE BOARD OF DIRECTORS OF
                             AFP IMAGING CORPORATION

The undersigned shareholder of AFP Imaging Corporation, a New York corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated November 14, 2005, and hereby appoints David Vozick and Donald Rabinovitch, and each of them with full power of substitution, proxies and attorneys-in-fact, on behalf and in the name of the undersigned at the 2005 Annual Meeting of Shareholders of AFP Imaging Corporation, to be held on December 12, 2005 at 9:00 a.m., local time, at the Company's offices, 250 Clearbrook Road, Elmsford, New York 10523, and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse:


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)